UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

NewLink Genetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2503 South Loop Drive Ames, IA		50010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 296-5555

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Section 8 - Other Events

Item 8.01.    Other Events.

On June 8, 2017, NewLink Genetics Corporation, a Delaware corporation, or the Company, issued a press release titled "NewLink Genetics to Regain Rights to GDC-0919."
A copy of the press release and the GDC-0919 update slide deck are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.
Under the Company’s License and Collaboration Agreement dated October 14, 2014 with Genentech, a member of the Roche Group, or the Genentech Agreement, the termination of Genentech’s rights to GDC-0919 will become effective 180 days after the Company receives formal notice from Genentech. Upon such termination, Genentech will grant to the Company an exclusive, worldwide, royalty-bearing, sublicensable license, under certain Genentech intellectual property, to research, develop, manufacture and commercialize GDC-0919, and the Company will be required to pay a low single-digit royalty to Genentech on any sales of GDC-0919, should the Company proceed to develop and commercialize that compound. Genentech is obligated to transfer the Investigational New Drug Application for GDC-0919 to the Company and to assign to the Company all data arising from the studies that Genentech conducted on GDC-0919. The Company has the right to purchase Genentech’s existing inventory of GDC-0919 at cost. At the Company’s request, Genentech is obligated to supply the Company with GDC-0919 for one year after termination and to facilitate the Company’s efforts to obtain an alternative source of supply for GDC-0919. Genentech will be responsible for all costs of winding down the clinical trials for GDC-0919 that Genentech was conducting at the time of termination.

Section 9 - Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release, dated June 8, 2017, entitled “NewLink Genetics to Regain Rights to GDC-0919”
99.2	GDC-0919 Update Slide Deck

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    June 8, 2017

NewLink Genetics Corporation

By:	/s/ John B. Henneman III
John B. Henneman III
Its:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated June 8, 2017, entitled “NewLink Genetics to Regain Rights to GDC-0919”
99.2	GDC-0919 Update Slide Deck